File Nos. 33-38741
811-6273
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[X]

Pre-Effective Amendment No			[ ]

Post-Effective Amendment No. 15		[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			[X]

Amendment No. 15			[X]

(Check appropriate box or boxes.)

Dreyfus Massachusetts Municipal Money Market Fund
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

X		on June 1, 2004 pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

	on(date)	pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus Massachusetts
Municipal Money Market
Fund
Seeks current income exempt from federal and Massachusetts state income taxes, and liquidity by investing in short-term, high quality municipal obligations

PROSPECTUS June 1, 2004

Contents

The Fund

Goal/Approach	1

Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	6

Your Investment

Account Policies	7
Distributions and Taxes	10
Services for Fund Investors	11
Instructions for Regular Accounts	12

For More Information

See back cover.

Dreyfus Massachusetts Municipal
Money Market Fund

Ticker Symbol: DMAXX

The Fund

GOAL/APPROACH

The fund seeks as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy individual securities that have remaining maturities of 13 months or less.

To pursue this goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the fund manager believes that acceptable Massachusetts municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to Massachusetts state income tax, but not federal income tax.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest temporarily in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.

Concepts to understand

Municipal obligations: debt securities that provide income free from federal income tax, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The Fund 1

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield
  Massachusetts’s economy and revenues underlying its municipal obligations may decline the fund’s portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state any of the fund’s holdings could have its credit rating downgraded or could default

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Concepts to understand

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

The fund’s year-to-date total return as of 3/31/04 was 0.10%.

Average annual total returns		as of 12/31/03
1 Year	5 Years	10 Years

0.49%	1.97%	2.45%

For the fund’s current 7-day yield, please call toll-free:

1-800-645-6561.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table
Annual fund operating expenses
% of average daily net assets
Management fees	0.50%
Shareholder services fee	0.03%
Other expenses	0.09%

Total	0.62%
Expense example
1 Year	3 Years	5 Years	10 Years

$63	$199	$346	$774

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the fund’s yield because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $163 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $679 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (the fund’s distributor) and all of Dreyfus’ other direct and indirect subsidiaries, to Mellon Financial.The reorganization did not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

The fund, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contract with the Dreyfus funds.

The Fund 5

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the These figures have been independently audited by fiscal periods indicated. “Total return” shows how Ernst & Young LLP, whose report, along with the much your investment in the fund would have fund’s financial statements, is included in the annual increased (or decreased) during each period,assuming report, which is available upon request. you had reinvested all dividends and distributions.

			Year Ended January 31,
		2004	2003	2002	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		1.00	1.00	1.00	1.00	1.00
Investment operations:	Investment income — net	.005	.009	.022	.034	.026
Distributions:	Dividends from investment income — net	(.005)	(.009)	(.022)	(.034)	(.026)
Net asset value, end of period		1.00	1.00	1.00	1.00	1.00
Total Return (%)		.48	.88	2.20	3.50	2.64

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.62	.60	.58	.59	.63
Ratio of net investment income to average net assets		.48	.88	2.15	3.44	2.60

Net assets, end of period ($ x 1,000)		188,232	223,456	276,985	257,911	200,748

Your Investment

ACCOUNT POLICIES

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity.The fund’s portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed to enable the fund to price its shares at $1.00 per share. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Concepts to understand

Net asset value (NAV): a mutual fund’s share price on a given day. A fund’s NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund’s investments generally are valued by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

Minimum investments
	Initial	Additional

Regular accounts	$2,500	$100
		$500 for Dreyfus
		TeleTransfer investments
Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

Your Investment 7

ACCOUNT POLICIES (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online through Dreyfus.com

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts
  delay sending out proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
  “redeem in kind,” or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if its exceeds 1% of the fund’s assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment 9

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and Massachusetts personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling

1-800-645-6561.

For investing
Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
one Dreyfus fund into another
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from one Dreyfus fund into
another.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one Dreyfus fund into another.You can request your exchange in writing,by phone or online.Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more —when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Your Investment 11

Concepts to understand

Wire transfer: for transferring money from one financial
institution to another. Wiring is the fastest way to move
money, although your bank may charge a fee to send or
receive wire transfers. Wire redemptions from the fund are
subject to a $1,000 minimum.
Electronic check: for transferring money out of a bank
account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks
usually are available without a fee at all Automated Clearing
House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

The Dreyfus Family of Funds

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment 13

For More Information

Dreyfus Massachusetts Municipal
Money Market Fund

SEC file number: 811-6273

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report
Describes the fund’s performance and lists portfolio
holdings.

Statement of Additional Information (SAI)
Provides more details about the fund and its poli-
cies. A current SAI is on file with the Securities and
Exchange Commission (SEC) and is incorporated
by reference (is legally considered part of this
prospectus).

To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request to info@dreyfus.com
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation 0639P0604

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 2004

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Massachusetts Municipal Money Market Fund (the "Fund"), dated June 1, 2004 , as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:

Call Toll Free 1-800-645-6561
In New York City -- Call 1-718-895-1206
Outside the U.S. -- Call 516-794-5452

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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DESCRIPTION OF THE FUND

The Fund is a Massachusetts business trust that commenced operations on March 1, 1991. The Fund is an open-end, management investment company, known as a municipal money market mutual fund. As a municipal money market fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political sub-divisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Bonds”).

The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Municipal Bonds. As a fundamental policy, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the Municipal Bonds of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and Commonwealth of Massachusetts personal income taxes (collectively, "Massachusetts Municipal Bonds"). To the extent acceptable Massachusetts Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not Commonwealth of Massachusetts, income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest.

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     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bonds market, size of a particular offering, maturity of the obligation, and rating of the issue.

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Derivative Products. The Fund may purchase various derivative products whose value is tied to underlying Municipal Bonds. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are described below.

     1. Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. Participation interests may have

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fixed, floating or variable rates of interest, and are frequently backed by a irrevocable letter of credit or guarantee of a bank.

     2. Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Bond at par plus accrued interest at specified intervals to a financial institute that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

3. Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a

Municipal Bond deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

     4. Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions, and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Bonds. The Fund may invest only in those Municipal Bonds which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended January 31, 2004, computed on a monthly basis, was as follows:

		Moody's		Standard
Fitch		Investors		& Poor's
Ratings	or	Service Inc.	or	Ratings Services	Percentage
("Fitch")		("Moody's")		("S&P")	of Value

F-1+/F-1		VMIG 1/MIG 1,P-1		SP-1+/SP-1,A-1+/A-1	88.5%
AA		Aa		AA	6.1%
Not Rated		Not Rated		Not Rated	_5.4%(1)

100.0%

1 Of those securities which are not rated, all have been determined by the Manager to be of comparable quality to securities in the MIG1/SP-1/F-1 rating category.

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     If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Bonds ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

To the extent the ratings given by Moody's, S&P or Fitch (collectively, the "Rating Agencies") for Municipal Bonds may change as a result of changes in such organization or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund's Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable Massachusetts Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from Commonwealth of Massachusetts income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are

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not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Forward Commitments. The Fund may purchase Municipal Bonds and other securities on a forward commitment, when-issued or delayed delivery basis which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Investing in Municipal Bonds. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or

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political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in Massachusetts Municipal Bonds. Since the Fund is concentrated in securities issued by Massachusetts or entities within Massachusetts, an investment in the Fund may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Bonds. You should review the information in "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in Massachusetts Municipal Bonds.

Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

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Investment Restrictions

The Fund's investment objective, and its policy to invest normally at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts Municipal Bonds (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein.

     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9. Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc.	Transfer Agent
The Bank of New York	Custodian

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Board Members of the Fund1

Name (Age)	Principal Occupation	Other Board Memberships and Affiliations

Position with Fund (Since)	During Past 5 Years

Joseph S. DiMartino (60)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board		Levcor International, Inc., an apparel fabric
(1995)		processor, Director
Century Business Services, Inc., a provider of
outsourcing functions for small and medium
size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities, paperboard
mills and paperboard converting plants,
Director

David W. Burke (68)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director
Board Member		U.S.S. Constitution Museum, Director

1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

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Name (Age)	Principal Occupation	Other Board Memberships and Affiliations

Position with Fund (Since)	During Past 5 Years

(1994)

Samuel Chase (72)	Corporate Director and Trustee	None
Board Member
(1991)

Gordon J. Davis (62)	Partner in the law firm of	Consolidated Edison, Inc., a utility company,
Board Member	LeBoeuf, Lamb, Greene &	Director
(1995)	MacRae LLP	Phoenix Companies, Inc., a life insurance
	President, Lincoln Center for	company, Director
	the Performing Arts, Inc.	Board Member/Trustee for several not-for-profit
	(2001)	groups

Joni Evans (62)	Senior Vice President of the	None
Board Member	William Morris Agency
(1991)

Arnold S. Hiatt (76)	Chairman of The Stride Rite	Isabella Stewart Gardner Museum, Trustee
Board Member	Charitable Foundation	John Merck Fund, a charitable trust, Trustee
(1991)		Business for Social Responsibility, Chairman

Burton N. Wallack (53)	President and co-owner of	None
Board Member	Wallack Management
(1991)	Company, a real estate
management company

Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditor’s qualifications, independence and performance. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Fund's investments. The Fund’s audit committee met four times and the compensation committee met once during the fiscal year ended January 31, 2004. The nominating and evaluation committees did not meet during the last fiscal year.

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The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

		Aggregate Holding of Funds in
		the Dreyfus Family of Funds for which
Name of Board Member	The Fund	Responsible as a Board Member

Joseph S. DiMartino	None	Over	$100,000

David W. Burke	None	Over	$100,000

Samuel Chase	None	$10,001-$	50,000

Gordon J. Davis	None	$1 - $	10,000

Joni Evans	None	$10,001-$	50,000

Arnold S. Hiatt	None	None

Burton N. Wallack	None	None

     As of December 31, 2003 , none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The Fund typically pays its Board members an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 11 other funds (comprised of 15 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended January 31, 2004, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2003 , was as follows:

Total Compensation
	Aggregate	From the Fund and
Name of Board	Compensation	Fund Complex
Member	From the Fund*	Paid to Board Member(**)

Joseph S. DiMartino	$1,355	$800,306 (191)

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		Total Compensation
	Aggregate	From the Fund and
Name of Board	Compensation	Fund Complex
Member	From the Fund*	Paid to Board Member(**)

David W. Burke	$1,082	$283,744	(84)

Samuel Chase	$1,082	$48,750	(15)

Gordon J. Davis	$1,082	$ 98,750 (26)

Joni Evans	$1,082	$48,750	(15)

Arnold S. Hiatt	$1,082	$48,750	(15)

Burton N. Wallack	$1,082	$48,750	(15)

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,525 for all Board members as a group.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a

Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment

Officer, Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

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JOHN B. HAMMALIAN, Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February

1991.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager-Money

Market Funds of the Manager, and an officer of 39 investment companies (comprised of 85 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax

Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice

President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on May 10, 2004.

The following shareholders owned of record 5% or more of the Fund's shares outstanding on May 10, 2004: Saturn & Co., c/o Investors Bank & Trust Company, PO Box 9130, Boston, MA 02117-9130 (20.06%); Currier & Co., c/o Eastern Bank & Trust Co., Attn: Shelly Grindle – Trust Dept., 225 Essex Street, Salem, MA 01970-3728 (18.08%); Fleet

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National Bank, 100 Federal Street, Boston, MA 02110-1802 (7.35%); and SEI Private Trust Company, c/o HDCM, Attn. Mutual Funds, One Freedom Valley Dr., Oaks, PA 19456 (5.90%).

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

In approving the current Agreement, the Fund’s Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.

The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

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The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.

The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

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As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended January 31, 2002, 2003, and 2004, the management fee paid by the Fund amounted to $1,356,424, $1,290,468, and $1,084,772, respectively.

The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Third parties may receive payments from the Manager in connection with their offering of Fund

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shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your financial institution for further information.

     Share certificates are issued only upon your written request. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so. Net asset value per share is computed by dividing the

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value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may place telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer ("Selected Dealer") and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular

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redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place Fund shares in an account with their firm. Dealers also may require that the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

There is no sales charge by the Fund or the Distributor, although securities dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund understands that these fees may be charged for customer services, including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. You should be aware that you may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing certain services to the Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under the Plan and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject

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to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

For the fiscal year ended January 31, 2004, the Fund paid $65,137 under the Plan.

HOW TO REDEEM SHARES

     General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay redemption of such shares, and the redemption proceeds may not be transmitted to you, for up to eight business days after the purchase of such shares. In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Checkwriting Privilege. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

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     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The

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Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds

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(collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice-response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds, or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

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Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

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A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's

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price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Fund's Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended January 31, 2004. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on

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the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

Dividends paid by the Fund to a Massachusetts resident are not subject to Massachusetts personal income tax to the extent that the dividends are attributable to interest income received by the Fund as interest from Massachusetts Municipal Bonds as well as direct obligations of the United States. The Fund believes that distributions by it to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds, the gain from which is exempt from Massachusetts personal income tax. Dividends and distributions by the Fund to a Massachusetts resident that are attributable to most other sources are subject to Massachusetts personal income tax. Fund shares are not subject to property taxation by Massachusetts or its political subdivisions.

     Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

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PORTFOLIO TRANSACTIONS

Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

INFORMATION ABOUT THE FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations

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in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Fund will send annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT AUDITORS

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, serves as independent auditors of the Fund.

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APPENDIX A

RISK FACTORS - INVESTING IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

General Information

Massachusetts is a densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025.

Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. According to the 2000 census, the population density of Massachusetts is 809.8 persons per square mile, as compared to 79.6 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.1% of Massachusetts residents live in metropolitan areas, compared with a national average of 80.3%. The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141.

Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000 Massachusetts had its highest per capital income growth in 16 years, exceeding the national growth rate by 1.6%. Massachusetts had the third highest level of per capital personal income in the United States in 2002.

The Massachusetts services sector, with 36.9% of the non-agricultural work force in December 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.4%), government (13.2%) and manufacturing (12.0%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. Total non-agricultural employment in Massachusetts declined at a rate of 2.4% in 2002 and 1.2% in the first 11 months of 2003. Between November 2002 and November 2003, manufacturing employment declined 2.9%.

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The unemployment rate in Massachusetts has been consistently below that of the United States in 2002-03. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the same time period. The unemployment rate in

Massachusetts was 5.4% in both November, 2002 and November, 2003, while the United States unemployment rate was 5.9% in both of those same months.

Commonwealth Finances

Cash Flow-Fiscal 2004. On March 4, 2004, the Commonwealth released the most recent cash flow projections for fiscal 2004. This projection was based on the fiscal 2004 budget, including the value of all vetoes and subsequent overrides, supplemental appropriations enacted through February 10, 2004. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the fiscal 2004 budget and in subsequent legislation. The cash flow projection incorporated a tax revenue estimate for fiscal 2004, including sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the "MBTA").

The Commonwealth's cash flow projection has a July 1, 2003 starting balance of $2.065 billion and projects a June 30, 2004, ending balance of $2.303 billion. These figures do not include balances in the Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects totaling $940.8 million and $630.4 million, respectively. Excluding these sequestered capital funds, the Commonwealth's operating cash balance opened the year at $1.124 billion, and is projected to end the year at $1.673 billion, an increase of approximately $549 million.

The cash flow projection incorporates the periodic use of commercial paper borrowing by the Commonwealth to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings. In September 2003, the Commonwealth issued $150 million of revenue anticipation notes, which were repaid in November 2003. In December 2003, the Commonwealth issued $450 million of revenue anticipation notes, which were unpaid in January and February 2004. The cash flow projection does not assume any further issuances in fiscal 2004.

The cash flow projection includes an estimated $2.383 billion in long-term borrowing for capital projects. This includes $694 million of special obligation bonds to finance the Boston, Springfield and Worcester convention center projects. The remaining $1.689 billion in general obligation borrowing includes the funding of capital expenditures from the prior fiscal year, and $1.373 billion related to the Commonwealth's current year capital spending plan. Some $1.06 billion of general capital expenditures have been financed through the issuance of bonds through the end of February 2004, and $191.5 billion was expected to be issued in March 2004.

Additional bond issuance is expected in June of 2004.

The cash flow projection also included a projection for fiscal 2005, which was based on the Governor's budget proposal for fiscal 2005. The projection shows a July 1, 2004 starting balance of $2.303 billion and a June 30, 2005 ending balance of $1.448 billion, a decrease of

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approximately $855 million. Excluding segregated capital funds, the fiscal 2005 beginning balance is projected to be $1.673 billion and the fiscal 2005 ending balance is projected to be $1.217 billion. The current cash flow projection for fiscal 2005 also projects cash flow borrowings under the Commonwealth's commercial paper program of $800 million in December 2004 and $100 million in March 2005, consistent with the pattern of borrowing that began in fiscal 2002 to meet local aid payments. The Commonwealth's next cash flow projection is due May 31, 2004.

Fiscal 2003 Budget. On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion (compared to then-current law) through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, decreases in personal income tax exemptions and a delay in the implementation of the scheduled reduction of the tax rate on most non-capital gains income from 5.3% in tax year 2002 to 5.0% in tax year 2003.

On July 19, 2002, the fiscal 2003 budget also passed. The fiscal 2003 budget was based on a tax revenue estimate of $15.393 billion including the tax increases and a tax amnesty program. The budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance (the "EOAF") to be approximately $295.7 million, as well as $550 million from the Stabilization Fund, $75 million from the Caseload Migration Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The fiscal 2003 budget, including veto overrides, directly appropriated $22.682 billion, not including approximately $282 million in Medicaid related health care spending that was moved off-budget. The fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. This change resulted in a spending reduction of approximately $52 million. The Division of Medical Assistance (the "DMA"), however, estimated that the shift of this population from MassHealth to emergency health services could result in increased costs to the "free care pool" of approximately $30 million in fiscal 2003 and approximately $140 million on an annualized basis.

On October 17, 2002, the Commonwealth reduced the official fiscal 2003 tax revenue estimate to $15.145 billion. In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts in the amount of approximately $99.1 million to partially address the anticipated revenue shortfall. On December 9, 2002, the Acting Governor again reduced allotments in the amount of approximately $60.7 million to partially address an additional anticipated revenue shortfall.

In January 2003, the new Governor began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised of lower than anticipated tax revenues in the amount of approximately $497 million.

On January 30, 2003, the Governor announced $343.6 million in allotment reductions and other savings initiatives. Local government aid and lottery distributions to cities and towns were reduced by $114.4 million as part of the reduction package. Other spending cuts were made to

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Medicaid in the amount of approximately $75.2 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $15.9 million, transitional assistance in the amount of approximately $12 million, housing in the amount of approximately $10 million, a prescription drug program for seniors in the amount of $10 million, other health and human services in the amount of approximately $46 million and all other areas in the amount of approximately $35.1 million.

On February 3, 2003, the EOAF reduced the October 2003 tax revenue estimate to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The reduction to the fiscal 2003 tax revenue estimate was composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes, and a $65 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources.

On March 5, 2003, legislation was signed by the Governor to increase filing fees at the Registries of Deeds and to levy a separate surcharge on all Registry of Deeds filings, which is estimated to result in additional revenue of approximately $40.6 million for fiscal 2003 and approximately $136.2 million for fiscal 2004. The separate surcharge on filings will be deposited in the Registers Technological Fund and does not benefit the General Fund. Pursuant to the legislation, transfers in the amounts of $12 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund, $17 million from the Renewable Energy Trust Fund and $6.5 million from the Health Protection Fund were made to the General Fund.

The EOAF currently projects a statutory budget surplus of approximately $160.5 million in fiscal 2003. The estimated year-end surplus will be deposited in the Stabilization Fund and is primarily the result of higher than estimated tax revenue partially derived from the closing of various so-called tax loopholes. This projection is based upon the assumption that $122 million in fiscal 2003 appropriations will remain unspent. The estimate also takes into account all outstanding supplemental budget appropriations filed by the Governor to address deficiencies in certain appropriations or to authorize unexpended fiscal 2003 appropriations to carry forward into fiscal 2004. Although currently projecting a year-end statutory surplus, fiscal 2003 utilized Stabilization Fund monies, one-time tax revenues, $57.7 million in Federal Medicaid Assistance Percentage ("FMAP") reimbursements and other non-recurring revenue sources totaling approximately $1.178 billion to offset a structural deficit in the General Fund, the Highway Fund and other operating budget funds (collectively, the "Budgeted Operating Funds").

On June 30, 2003, the Commonwealth ended the fiscal year with a consolidated net surplus of approximately $150.9 million. Of this amount, the statutory surplus of $75.7 million was transferred to the Stabilization Fund and $75.2 million was carried forward into fiscal 2004. At the same time, $40.8 million from the elimination of various Budgeted Operating Funds also was transferred to the Stabilization Fund. These transfers resulted in a $641.3 million ending balance of the Stabilization Fund. Finally, the negative $1.802 billion

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fund balance of the Local Aid Fund was transferred to the General Fund's fund balance as a result of the repeal of the Local Aid Fund.

Fiscal 2004 Budget. On June 20, 2003, the Legislature passed the fiscal 2004 budget, which was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The fiscal 2004 budget relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, of which $55.0 million is to be transferred to the uncompensated care pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

The fiscal 2004 budget budgeted $22.332 billion for programs and services. After review of the budget, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, the Governor vetoed approximately $201.0 million in spending and signed into law the fiscal 2004 budget. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The final budget, including veto overrides, budgeted $5.921 billion for Medicaid, $3.9 billion for education, $1.598 billion for debt service and $10.870 billion for all other programs and services. The total budgeted amount is approximately $22.289 billion, or .05% less than estimated total spending in fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in fiscal 2003 appropriations that were not expended in fiscal 2003, and were continued in fiscal 2004. The fiscal 2004 budget total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and Federal reimbursements.

The Administration now plans to draw down a total of approximately $271.0 million in Federal dollars available from the Jobs and Growth Tax Relief Reconciliation Act of 2003 in fiscal 2004, which amount includes the $100.0 million budgeted in the fiscal 2004 budget.

On November 19, 2003, the Legislature passed a law to eliminate the projected Unemployment Insurance Fund deficit. The law requires uniform secondary adjustment payments to be added to every employer's contribution rate under the Commonwealth's Unemployment Compensation Fund if it appears the initial local and Federal payments will be

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insufficient to fund expenditures. The law went into effect on January 1, 2004, but the

Commonwealth has incurred $162.8 million in liability from the Federal government in January and February of this year and will incur approximately $263 million in borrowings through May 2004, all of which should be repaid by September 2004.

On November 21, 2003, the Governor signed a new law establishing a new budgeted operating fund called the Federal Medicaid Assistance Percentage Escrow Fund ("FMAP Escrow Fund"). All revenue received from the Federal Jobs Growth Reconciliation Act of 2003 in fiscal years 2004-05, unless otherwise designated for a specific purpose, will be deposited into the FMAP Escrow Fund. Current estimates project that $356.6 million will be deposited into the FMAP Escrow Fund in fiscal 2004, which will exhaust the total amount available to the Commonwealth and, thus, would result in no additional money being deposited into the FMAP Escrow Fund in fiscal 2005. The FMAP Escrow Fund expires at the close of fiscal 2005, at which time any unexpended balance will be transferred to the Stabilization Fund.

On November 26, 2003, the Governor signed into law supplemental appropriations totaling approximately $81.1 million and vetoed approximately $30.1 million in proposed spending. The Governor also signed a new law creating an Economic Stimulus Trust Fund, directing the Commonwealth to transfer $33.6 million from the Health Care Security Trust Fund, $33.6 million from the Stabilization Fund, and $33.6 million from any monies received from the Federal Jobs and Growth Reconciliation Act of 2003. The legislation also creates several new tax incentives for Massachusetts businesses and establishes a one-day sales tax holiday in August 2004. The Governor approved $49.5 million in programs designed to promote economic growth, and $20.8 million from the Workforce Training Fund for workforce training grants; however, the Governor vetoed $50.5 million in proposed spending, $44 million of which has been overridden by the Legislature.

In February 2004, the Governor filed a transportation bond authorization bill totaling $1.152 billion as well as a bill recommending $133.1 million in supplemental appropriations. On March 4, 2004, the Legislature approved and sent to the Governor a bill authorizing $52.2 million in supplemental appropriations, all but $3.1 million of which had been included in the supplemental appropriations bill filed by the Governor in February. The bill, including the full $52.2 million of supplemental appropriations, was signed into law by the Governor on March 5, 2004.

Fiscal 2005 Budget. On January 14, 2004 the consensus fiscal 2005 Commonwealth tax estimate of $15.801 billion was released, of which $684.3 million is dedicated to the MBTA and $1.217 billion is dedicated to the Commonwealth's annual pension obligation. The estimate is based upon a revised consensus tax estimate for fiscal 2004 of $15.230 billion and assumes 3.75% baseline growth for fiscal 2005.

On January 28, 2004, the Governor filed his budget proposal for fiscal 2005, constituting a balanced budget as required by state finance law. The spending plan budgeted $22.979 billion, including $6.693 billion for Medicaid, $1.772 billion for debt service, $4.471 billion for education, and $10.043 billion for all other programs and services. The Governor's budget is

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based upon the consensus tax estimate of $15.801 billion plus $70.0 million in additional tax revenue attributed to legislation closing various so-called tax "loopholes" that was filed in a companion bill on January 28, 2004. The $22.979 billion appropriation bill represents a 5% increase as compared to fiscal 2004 projected spending; however, a substantial factor in the growth is the result of the proposed merger of the Massachusetts Turnpike Authority with the Massachusetts Highway Department. Excluding this merger, recommended spending increases by approximately 3.75%

Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Budgeted Operating Funds. In fiscal 2003, on a statutory basis approximately 64.2% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 20.6% of such revenues, with the remaining 15.2% provided from departmental revenues and transfers from non-budgeted funds.

Commonwealth Taxes. During fiscal 1999 through fiscal 2002, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $1 billion of fiscal 1999 revenues, $180 million of fiscal 2000 revenues, $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes are estimated to have increased revenue collection by a net amount of approximately $900 million. The Department of Revenue estimates that in fiscal 2004, the impact of tax law and administrative changes will be to reduce tax collections by approximately $180 million compared to fiscal 2003.

Legislation enacted as part of the fiscal 2003 budget authorized the Department of Revenue to create an amnesty program for all types of taxes (excluding those paid under the International Fuel Tax Agreement), which initially ran through November 30, 2002. Later legislation extended the period from January 2, 2003 through February 28, 2003. Successful participants in this program had penalties waived. A gross amount of approximately $174 million was raised through the amnesty program.

August 2003 tax revenue collections totaled $1.090 billion, of which $53.4 million was sales tax revenue dedicated to the MBTA. Preliminary results indicate that September 2003 tax collection totaled approximately $1.637 billion, of which approximately $60 million was sales tax revenue dedicated to the MBTA. For the first three months of fiscal 2004, ending September 30, 2003, tax revenues totaled $3,794 million (including $171 million dedicated to the MBTA).

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This total exceeded total tax revenues for the same period of the preceding fiscal year by approximately $159 million, or 4.4%, and exceeded the February 5, 2003 forecast for such period by approximately $129 million, or 3.5%. The increases are attributable principally to increases in business tax revenues, which appear to reflect the closing of certain tax loopholes and increased business taxable earnings.

Legislation enacted as part of the fiscal 2004 budget affected the calculation of interest on refunds for a wide array of tax types. Under these provisions, changes were made to the interest rate, substantiation requirements and dates from which interest is calculated. It is estimated that upon full implementation these changes will result in approximately $30 million in lower interest payments on tax refunds in fiscal 2004.

Tax revenue collections for the first eight months of fiscal 2004, totaled $9.782 billion, an increase of $478.2 million or 5.1% over the first eight months of fiscal 2003. This increase is attributable in large part to an increase of approximately $172 million or 37.4% in corporate and business tax collections, which reflects the closing of certain tax loopholes as well as increased business taxable earnings, an increase of approximately $103 million or 13.3% in income tax cash estimated payments and an increase of approximately $184 million or 3.8% in personal income tax withholding.

The major components of state taxes are the income tax, which is projected to account for approximately 54% of total tax revenues in fiscal 2004, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 10%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2004 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount

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raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In fiscal 2004, the amount of such sales tax receipts is estimated to be $684.3 million.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the

Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

Beginning January 1, 1997, legislation was phased in that sourced sales to the state of domicile of the ultimate consumer of a service instead of to the state where the seller bore the cost of performing services. It is estimated that this change resulted in a revenue deduction of approximately $106 million in fiscal 2002 and $107 million in fiscal 2003, and is projected to reduce revenues by approximately $119 million in fiscal 2004.

Legislation enacted in March 2003 requires certain qualified subchapter S subsidiaries ("QSUBs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), to pay the net income measure of the Commonwealth's corporate excise tax. A tax rate of 3% will be imposed on the net income of each QSUB if the total receipts of the QSUB, its parent and all of the parent's other QSUBs are between $6 million and $9 million for the taxable year. A tax rate of 4.5% will be imposed if such total receipts are $9 million or more. The new tax is in addition to the tax on the QSUB's income currently levied on its parent. The new law also requires every QSUB that receives income that would have been taxed to it for Federal income tax purposes had it been treated as a separate corporation to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5%. The Department of Revenue estimates that this change will result in additional revenue of approximately $30 million in fiscal 2004.

The legislation enacted in March 2003 also provided that, in computing net income, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments. The Department of Revenue estimates that as a result of this change, in fiscal 2003 approximately $40 million less in corporate tax refunds was paid than otherwise would have been the case, and $50 million in additional revenue is expected in fiscal 2004.

Bank Tax. Commercial and savings banks are subject to an excise tax of 12.54%. A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

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Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. It is estimated that this change resulted in additional revenue of approximately $160 to $180 million in fiscal 2003, but will only result in $25 to $45 million in additional revenues in fiscal 2004 and subsequent years due to tax liabilities prior to 2003.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The Department of Revenue estimates that this change resulted in additional revenue of approximately $195 million in fiscal 2003. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2003.

Recently, Congress made numerous changes to Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, Federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Commonwealth's estate tax equaled the previously allowable Federal credit, legislative action was needed to prevent the Commonwealth's estate tax from being fully eliminated. As of October 2002, the

Commonwealth's estate tax was decoupled from the Federal estate tax and is now tied to the Code.

Federal and Other Non-Tax Revenues. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

For the Budgeted Operating Funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $870.0 million, $902.1 million, $931.6 million,

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$941.3 million and an estimated $944.7 million in fiscal 1999 through 2003, respectively, and which are expected to account for $1.014 billion in fiscal 2004.

On May 28, 2003, President Bush signed the Jobs and Growth Reconciliation Act of 2003. Massachusetts could be eligible to receive up to approximately $550 million of the $20 billion total made available to states under the legislation. The estimated funding to

Massachusetts would be comprised of increased FMAP in the amount of approximately $334 million and temporary direct fiscal relief in the amount of approximately $215.9 million. The fiscal 2004 budget relied on $100.0 million, of which $55.0 million is increased FMAP to be transferred to the uncompensated care pool and $45 million is to be deposited in the General Fund. The Administration now plans to draw down a total of approximately $57.7 million in fiscal 2003 and $271 million in fiscal 2004. The fiscal 2004 amount is comprised of $215.9 million in general fiscal relief plus the aforementioned $55.0 million in FMAP funds.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.

The Commonwealth was also awarded $414 million from a separate Strategic

Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The fiscal 2002 budget changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual

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payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The fiscal 2003 budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment for current-year spending, which is estimated by the EOAF to be approximately $295.7 million. The fiscal 2004 budget will also utilize 100% of the annual tobacco settlement payment ($282.9 million base amount) for current-year spending.

Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In fiscal 2003, approximately 22.6% of the Commonwealth's projected spending was estimated to be allocated to direct Local Aid. In fiscal 2004, approximately 21.4% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

During fiscal 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44.0 million reduction in lottery distributions.

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Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound 7annual growth rate of 4.3%.

Many communities have responded to the limitation imposed by Proposition 2½ through statutorily permitted overrides and exclusions. In fiscal 2003, 52 communities had successful override referenda that added an aggregate of approximately $20.7 million to their levy limits. Capital exclusions were passed by 11 communities in 2003, totaling approximately $0.9 million.

Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services, receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the Federal Children's Health Insurance Program for states.

Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The EOAF projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control initiatives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

The Federal Centers for Medicare and Medicaid Services asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate Federal regulations regarding impermissible taxes on health care providers. Since 1993, the DMA has been seeking a Federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool. The DMA believes that the assessment complies with the Federal law pertaining to provider taxes. Under Federal regulations, if the

Commonwealth were ultimately determined to have imposed an impermissible provider tax, the Federal government could seek retroactive repayment of Federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000 the Commonwealth received an estimated $1.068 billion in Federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. The Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter since fiscal 2000. Clarification of this issue could take several years, and no further action has been taken by Federal authorities since June 2000.

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Uncompensated Care Pool. As discussed above, the fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. The fiscal 2004 budget directed the DMA to provide health care benefits to long-term unemployed adults and make expenditures for such benefits through the Commonwealth's uncompensated care pool. The uncompensated care pool was created in 1985 to reimburse Massachusetts acute care hospitals and community health centers for medically necessary services provided to the low-income uninsured and underinsured. This new program is legislatively mandated to begin October 1, 2003 and is expected to extend eligibility to approximately 36,000 long-term unemployed adults. The DMA will submit a waiver amendment prior to that date, and will not be able to draw down any Federal financial participation until the amendment is approved. Although it is certain that the new program will offer a different sent of benefits, the policy is still being developed. Program costs are projected to be less than $160 million, but an exact figure will not be available until policy development is complete.

Senior Pharmacy Program. A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. The fiscal 2003 budget appropriated $97.6 million for the program, but only $85.3 million was expended as a result of allotment reductions imposed on October 10, 2002. In fiscal 2004, spending for the program is projected to total approximately $96.3 million.

Public Assistance. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children ("TAFDC"), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children ("EAEDC"), and the state supplement to Federal Supplemental Security Income ("SSI").

TAFDC expenditures in fiscal 2003 are estimated to be $412.0 million, approximately 1.4% less than fiscal 2002. TAFDC budgeted expenditures in fiscal 2004 are projected to be $405.2 million, a decrease of 1.6% from fiscal 2003. The decrease in TAFDC spending is attributable to the federally mandated increase in the number of recipients required to work. The Emergency Assistance program provides disaster relief and shelter to homeless families. The cost of this program is included in TAFDC expenditures.

The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in a 68% decrease through fiscal 2001. However, the caseload began to grow again in fiscal 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period. Over 15,000 welfare recipients reached their limit in December 1998 and can now begin receiving benefits again if they meet eligibility requirements.

The EAEDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in an 83.6% decrease through fiscal 2001, but the caseload began to grow again in fiscal 2002. The

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trend can be attributed to factors similar to those affecting the TAFDC caseload. For fiscal 2003, caseload increased by an estimated 5.4% and expenditures increased by approximately 6.9%. For fiscal 2004, caseload is projected to grow by 6.7%. Fiscal 2004 expenditures for EAEDC are projected to be $63.9 million, a 6.6% decrease from fiscal 2003. The fiscal 2004 decrease in expenditures is attributed to eligibility and benefit changes.

SSI is a federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal 2004 expenditures for SSI are estimated to be $209.0 million, a 1% decrease from fiscal 2003.

Other Health and Human Services. Other health and human services estimated spending for fiscal 2003 included expenditures for the Department of Mental Retardation ($952.3 million), Department of Mental Health ($602.5 million), Department of Social Services ($656.6 million), Department of Public Health ($407.3 million) and other human service programs ($636.7 million).

In fiscal 2004, other health and human services spending is projected to include expenditures for the Department of Mental Retardation ($961.3 million), Department of Mental Health ($592.8 million), Department of Social Services ($679.6 million), Department of Public Health ($358.1 million) and other human services programs ($629.2 million).

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2½. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

Early Retirement Incentive Program. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees.

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Employees retiring under the 2002 ERIP program totaled approximately 4,600. The legislation authorizing the 2002 ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file a report on the additional actuarial liabilities due to the 2002 ERIP. In its report, PERAC stated that the 2002 ERIP program resulted in an increased actuarial liability of $312.2 million. The 2003 ERIP Program will be executed during the first half of fiscal 2004. Although it offers similar enhanced benefits to the 2002 ERIP, participation and impact are expected to be less due to a diminished pool of retirement-eligible employees.

On September 17, 2003, PERAC released its actuarial valuation of the total pension obligation dated January 1, 2003. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.401 billion, an increase of $6.033 billion over the unfunded actuarial accrued liability as of January 1, 2002. The unfunded actuarial accrued liability as of January 1, 2003 was comprised of unfunded actuarial accrued liabilities of $3.604 billion for the State Employees' Retirement System, $8.129 billion for the State Teachers' Retirement System, $998.3 million for Boston Teachers and $670 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2003 to be approximately $43.030 billion (comprised of $17.551 billion for Commonwealth employees, $22.892 billion for Commonwealth teachers, $1.918 billion for Boston teachers and $670 million for cost-of-living increases). Total assets were valued at approximately $29.629 billion based on the five-year average valuation method, which equaled 115% of the January 1, 2003 total asset market value. The actuarial value of assets as of January 1, 2003 represented a decline of $2.070 billion from the valuation of assets as of January 1, 2002. The funded ratio declined to 68.9% as of January 1, 2003 from 81.1% as of January 1, 2002. During 2002, there was an overall actuarial loss of $5.8 billion. There was a non-investment loss on actuarial liability of approximately $1.2 billion and a loss on assets (on an actuarial value basis) of $4.6 billion. Due to the significant increase of unfunded actuarial accrued liability, it is expected that the pension funding schedule will be required to be revised to fully amortize unfunded accrued liability by 2023. Payments under such a revised schedule will be significantly higher than the annual pension funding obligations called for in the existing pension funding schedule.

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the

Commonwealth's annual operating budget in various line items for each institution.

Other Program Expenditures. In fiscal 2003, the remaining $3.514 billion in estimated expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($581.6 million), District Attorneys ($76.4 million), the Attorney General ($33.1 million), the EOAF ($422.6 million), Environmental Affairs ($179.6

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million), Transportation and Construction ($113.0 million), Public Safety ($904.1 million), Elder Affairs ($191.9 million) and the Department of Housing and Community Development ($84.4 million).

In fiscal 2004, the remaining $3.438 billion in projected expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($568.7 million), District Attorneys ($75.8 million), the Attorney General ($33.5 million), the EOAF ($433.0 million), Environmental Affairs ($165.8 million), Transportation and Construction ($36.6 million), Public Safety ($856.1 million), Elder Affairs ($189.2 million) and the Department of Housing and Community Development ($66.9 million).

Capital Spending

The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In fiscal 2003 the annual limit was $1.225 billion. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), the Boston and Springfield convention centers and other projects. The Commonwealth aggregates its capital expenditures into the following seven major categories (with estimated fiscal 2003 spending in parentheses): Economic Development ($313 million); Environment ($123 million); Housing ($113 million); Information Technology ($83 million); Infrastructure ($276 million); Public Safety ($38 million); and Transportation ($1.801 billion).

Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

Progress/Schedule Update. As of January 31, 2004, CA/T Project construction was 92.4% complete. As of that date, approximately $13.69 billion was under contract or agreement, including approximately $9 billion of construction commitments, which constitute approximately 96.1% of all construction scope. The I-93 initial southbound opening occurred on December 19, 2003. The date for the I-93 complete southbound opening continues to be projected for March 2005 to July 2005, and the date for the CA/T Project substantial completion continues to be project for May 2005 to November 2005.

The independent auditor engaged by the State has filed its draft final report which concluded that the total cost estimate of the CA/T Project in the amount of $14.6 billion was aggressive but did not recommend that the estimate be increased. The 2003 finance plan for the CA/T Project was filed with the Federal Highway Administration on September 26, 2003.

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Toll Discount Program. On July 1, 2002, a toll discount program for members of the FASTLANE Program who operate non-commercial two-axle passenger vehicles went into effect, providing a 50% discount on the amount of the July 1, 2002 toll rate increase to participants. In April 2003, the discount program was extended through December 2003. Funding for this extension will come from the Turnpike Authority's sale of certain real estate in May 2003 for approximately $75 million. On September 18, 2003, the Turnpike Authority voted to extend the program through December 2004, with funding to also come from the May 2003 sale of certain real estate.

Legislation passed on July 31, 2002 contained provisions that could be interpreted as requiring that the toll discount program be made permanent. It is the position of the Turnpike Authority that the toll discount program remains subject to annual evaluation by the Turnpike Authority board and available funding, and is subordinate to payments for Western Turnpike and Metropolitan Highway System debt service and expense commitments. If the Legislature requires the toll discount program be made permanent without providing offsetting funding, the Turnpike Authority could potentially face a revenue shortfall. In addition, before any toll discount program could be made permanent, the Turnpike Authority's Trust Agreement would require the Turnpike Authority to deliver a certificate of an independent consultant verifying certain debt service coverage ratios to the trustee.

Massachusetts Bay Transportation Authority. Beginning in fiscal 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The

Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136 million in fiscal 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth. This cost has been estimated by the Commonwealth to amount to $848.3 million. This cost, plus an additional $100 million to provide working capital

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to the MBTA, was financed in part by the issuance of $325 million of Commonwealth general obligation bonds (out of $800 million authorized by the Legislature) and by $10.5 million in operating appropriations. The balance was financed by a transfer from the Commonwealth's Highway Capital Projects Fund, which initially was expected to be amortized over 20 years in the Commonwealth's operating budget. The remaining $475 million of Commonwealth general obligation bonds authorized to be issued to replenish the transfer were issued in March 2002 and December 2002.

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2004, December 2004, March 2005 and September 2005, respectively.

Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate

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exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of June 30, 2003, the amount of such variable rate bonds outstanding was $1.364 billion.

Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. As of June 30, 2003, the Commonwealth had outstanding approximately $275.6 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2003, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2003, the Commonwealth had outstanding approximately $128.8 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

Special Obligation Debt.

Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of June 30, 2003, the Commonwealth had outstanding $813.0 million of such special obligation bonds, including $629.6 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes and $132 million of commercial paper notes have been issued.

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Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

Other. On July 31, 2002, the Legislature passed the following bond bills in the respective appropriation amounts noted: $752 million for the Division of Capital Asset Management; $301 million for Transportation; $509 million for Housing; and $754 million for Environmental Affairs. The Legislature also passed a $101.8 million capital outlay bill. The legislation will allow for bond funds to be used in place of certain pay-as-you-go capital funds previously transferred to the General Fund.

On July 17, 2003, the Legislature passed a transportation bond bill totaling $1.080 billion, which was signed by the Governor on July 24, 2003. A terms bill was filed with the Legislature on July 29, 2003.

On August 27, 2003, the Governor filed legislation to continue certain capital spending authorizations that would otherwise expire on September 30, 2003 in the amount of approximately $2 billion, and to reduce some previously enacted capital spending authorizations in the aggregate amount of approximately $157 million.

Litigation

There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent

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that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

In June 1993, in Hancock v. Commissioner of Education, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. On June 27, 2002, the Supreme Judicial Court transferred the case (now Hancock v. Driscoll) to the Superior Court for discovery and trial. The trial before the Superior Court has concluded. The increased spending that could result from the case could total $2 billion.

Challenges by residents of five state schools for the retarded in Ricci v. Murphy resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

Rolland v. Romney. This case is a class action to compel the Commonwealth to provide certain community placements and services to nursing home residents with mental retardation or other developmental disabilities. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

In Ramos v. McIntire plaintiffs allege that the Department of Transitional Assistance violated state and Federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

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The DMA has been engaged in four related lawsuits, only one of which remains to be decided, in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The four cases as filed at the trial court level are Athol Memorial Hospital, et al. v. Commissioner of the Division of Medical Assistance, Mass. Hospital Association, et al. v. Commissioner of the Division of Medical Assistance, Baystate Medical Center v. Commissioner of the Division of Medical Assistance and Salem Hospital v. Commissioner of the Division of Medical Assistance. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs. A trial on the merits on the declaratory and injunctive relief claims in the Mass. Hospital Association and Salem cases was held on March 25 and 26, 2002. On June 20, 2002, the Court ruled that the DMA had complied with a Supreme Judicial Court's order in Massachusetts Eye and Ear Infirmary v. Commissioner of the Division of Medical Assistance not to deny all reimbursement when it determined that an inpatient admission had not been medically necessary and to issue more detailed regulations, and that the new regulations were valid. The Mass. Hospital Association and Salem decisions are not controlling in Baystate, which is still pending, but could be cited as persuasive authority. With respect to the past damages claims, the DMA has prevailed in all cases except Baystate, which is still pending. The Athol and Salem cases were appealed, and on August 6, 2002 the Supreme Judicial Court ruled that the hospitals were not eligible for the relief they sought because they had not exhausted their administrative remedies. This decision would control the outcome of Baystate on the issue of those payment denials predating the Supreme Judicial Court's decision in Massachusetts Eye and Ear Infirmary (1999).

Lima v. Preston. Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The DMA estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program.

Rosie D. v. Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

Lopes v. Commonwealth. This case is a class action in which the plaintiffs seek to enjoin the DMA from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by

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plaintiffs would cost the Commonwealth more than $30 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss. Plaintiffs appealed and the Supreme Judicial Court took the case for review and scheduled argument in March 2004.

Goodridge v. Commissioner of Public Health. In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. Depending on the scope of the trial court's decision, a decision in the plaintiffs' favor could cost the Commonwealth an indeterminable amount in various forms of state tax deductions and benefits. The court granted summary judgment in favor of the Commonwealth. Plaintiffs have appealed. On November 18, 2003, the Supreme Judicial Court declared that denying such benefits to same-sex couples violated the Massachusetts Constitution. The court stayed entry of judgment for 180 days to permit the Legislature to take such action as it may deem appropriate in light of the Court's opinion.

Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also

Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 and may reimburse the College up to an additional $1 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have

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reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

Taxes and Revenues. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2003, approximately $330 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

In General Mills, Inc. v. Commissioner of Revenue, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including taxes, interest and penalties, is approximately $48 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report. On September 15, 2003, the Supreme Judicial Court affirmed the decision of the Appellate Tax Board. The plaintiff filed a petition for certiorari with the U.S. Supreme Court in January 2004.

Raytheon v. Commissioner of Revenue. Raytheon contests assessments concerning its use of research tax credits and seeks $74 million in abatements for tax years 1991-1996. The Commissioner of Revenue settled this case in September 2003. The liability is no longer contingent.

Peterson v. Commissioner of Revenue. The plaintiff taxpayers claim that the Legislature violated the Massachusetts Constitution when it provided for a higher rate of taxation on long-term capital gains realized after April 30, 2002. Plaintiffs seek a declaration that certain state statutory provisions, which changed the taxation of capital gains in the taxable year after January 1, 2002 and before May 2, 2002, violate the Commonwealth's Constitution. The Department of Revenue estimates that if the Supreme Judicial Court rules in the taxpayers' favor refunds in excess of $140 million may be required. The Commissioner of Revenue now estimates the

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contingent liability to be $200 million. The Court heard oral argument on February 5, 2004. Estimated liability is approximately $250 million.

Eminent Domain.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

Brown Rudnick v. Commonwealth of Massachusetts. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. In an early ruling in the case, the trial court found that Brown Rudnick's arguments may ultimate inure to the benefit of all five law firms that represented the Commonwealth in the legal action against tobacco manufacturers. The effect of this ruling is to increase the potential exposure for the Commonwealth from $500 million to approximately $1.3 billion. This estimated exposure is based on a claim for a percentage of payments scheduled to be made to the Commonwealth over a period of 25 years under the MSA, with the possibility of additional, but currently unquantifiable, payments to the Commonwealth after that period. It is possible that the law firm plaintiffs in this case may also claim against these contingent future payments, resulting in an exposure to the Commonwealth exceeding $1.3 billion. By memorandum and order dated June 16, 2003, the trial court denied plaintiffs' motion for summary judgment. On December 19, 2003, the trial court jury rejected the claims of the Commonwealth's private tobacco attorneys that they should be paid a fee amounting to 25% of the Commonwealth's tobacco settlement money. The jury awarded the firms 1.2% to be paid by the Commonwealth in addition to the 9.33% already being paid by the tobacco companies. The fiscal impact of the verdict is under review.

Swachman v. Commonwealth of Massachusetts. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

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Other Matters.

Dzialo v. Greenfield. In this case an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries that will likely be permanent. Plaintiffs allege civil rights and negligence claims. Plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy for the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. Plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

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APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. The rating 'AA' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

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Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

Moody’s applies numerical modifiers 1, 2, and 3 to the 'Aa' generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited

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above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

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F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A plus (+) or minus (-) sign designation may be appended to the 'AA' or F1 rating to denote relative status within the rating category.

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DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

PART C. OTHER INFORMATION

Item 23.	Exhibits.
_____________________________________________________

(a)	Registrant's Agreement and Declaration of Trust and Articles of Amendment are incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 7 to the Registration Statement on
Form N-1A, filed on May 30, 1996.

(b)	Registrant's By-Laws are incorporated by reference to Exhibit (b) to Post-Effective Amendment No.
11 to the Registration Statement on Form N-1A, filed on May 30, 2000.

(d)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment
No. 6 to the Registration Statement, filed on March 23, 1995.

(e)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment
No. 12 to the Registration Statement on Form N-1A, filed on May 30, 2001.

(g)(i)	Custody Agreement with The Bank of New York is incorporated by reference to Exhibit (b)(8) to
Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 30,
1996.

(g)(ii)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective
Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

(g)(iii)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-
Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

(h)	Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment
No. 6 to the Registration Statement, filed on March 23, 1995.

(i)	Opinion and consent of Stroock & Stroock & Lavan is incorporated by reference to Exhibit (b)(10)
to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 30,
1996.

(j)	Consent of Ernst & Young LLP, Independent Auditors.

(p)	Code of Ethics.

Item 23.	Exhibits. – List (continued)

Other Exhibits

(a) Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective
Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

(b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-
Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on May 30,
2000.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.	Indemnification

The Statement as to the general effect of any contract, arrangements or statue under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item (b) of Part C of Post-Effective Amendment No. 11 to the
Registration Statement on Form N-1A, filed on May 30, 2001.

Reference is also made to the Distribution Agreement attached as Exhibit e of Post-Effective
Amendment No. 12 to the Registration Statement on form N-1A, filed on May 30, 2001.

Item 26.	Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the
Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26. Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Stephen R. Byers	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Director, Vice Chairman, and		Managers
Chief Investment Officer		President	9/02 - 11/02

	Dreyfus Service Corporation++	Senior Vice President	3/00 - Present

	Founders Asset Management,	Member, Board of	6/02 - Present
	LLC****	Managers

	Dreyfus Investment Advisors,	Chief Investment Officer	2/02 - Present
	Inc. ++	Director	2/02 - Present

Stephen E. Canter	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Chairman of the Board,
Chief Executive Officer and	Mellon Bank, N.A.+	Vice Chairman	6/01 - Present
Chief Operating Officer

	Standish Mellon Asset Management	Board Manager	7/03 - Present
Company, LLC*

	Mellon Growth Advisors, LLC*	Board Member	1/02 – 7/03

	Dreyfus Investment	Chairman of the Board	1/97 - 2/02
	Advisors, Inc.++	Director	5/95 - 2/02
		President	5/95 - 2/02

	Newton Management Limited	Director	2/99 - Present
London, England

	Mellon Bond Associates, LLP+	Executive Committee	1/99 – 7/03
Member

	Mellon Equity Associates, LLP+	Executive Committee	1/99 - Present
Member

	Franklin Portfolio Associates,	Director	2/99 - Present
LLC*

	Franklin Portfolio Holdings, Inc.*	Director	2/99 - Present

	TBCAM Holdings, LLC*	Director	2/99 - Present

	Mellon Capital Management	Director	1/99 - Present
Corporation***

	Founders Asset Management	Member, Board of	12/97 - Present
	LLC****	Managers

	The Dreyfus Trust Company+++	Director	6/95 - Present
		Chairman	1/99 - Present
		President	1/99 - Present
		Chief Executive Officer	1/99 - Present

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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona	Dreyfus Investment Advisors,	Chairman of the Board	2/02 - Present
Director and Vice Chairman	Inc.++

	Boston Safe Advisors, Inc.++	Director	10/01 - Present

	Dreyfus Service Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Steven G. Elliott	Mellon Financial Corporation+	Director	1/01 - Present
Director		Senior Vice Chairman	1/99 - Present

	Mellon Bank, N.A.+	Director	1/01 - Present
		Senior Vice Chairman	3/98 – Present

	Mellon EFT Services Corporation	Director	10/98 - 6/02
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

	Mellon Financial Services	Director	1/96 - Present
	Corporation #1	Vice President	1/96 - Present
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

	Allomon Corporation	Director	12/87 - Present
Two Mellon Bank Center
Pittsburgh, PA 15259

	Mellon Funding Corporation+	Director	8/87 – Present

	Mellon Overseas Investments	Director	4/88 – 7/02
Corporation+

	Mellon Financial Markets, LLC+	Member	12/99 – 3/02

	Mellon Ventures, Inc. +	Director	1/99 – Present
David F. Lamere	Mellon Financial Corporation +	Vice Chairman	9/01 – Present
Director
	Wellington-Medford II Properties, Inc.	President and Director	2/99 – Present
Medford, MA

	TBC Securities Co., Inc.	President and Director	2/99 – Present
Medford, MA

	The Boston Company, Inc. *	Chairman & CEO	1/99 – Present

	Boston Safe Deposit and Trust	Chairman & CEO	1/99 – Present
Company*

	Newton Management Limited	Director	10/98 - Present
London, England

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

David F. Lamere	Laurel Capital Advisors, LLP+	Executive Committee	8/98 – Present
Director		Member
(continued)
	Mellon Bank, N.A. +	Vice Chairman	9/01 - Present
		Exec. Management	8/01 - Present
Group

	Mellon United National Bank	Director	11/98 - Present
2875 Northeast 191st Street,
North Miami, FL 33180

	Mellon Asset Holdings, Inc. +	President	3/99 - 12/02
		Director	6/99 - 12/02

	Mellon Global Investing Corp.+	President	1/00 - Present

Martin G. McGuinn	Mellon Financial Corporation+	Chairman	1/99 - Present
Director		Chief Executive Officer	1/99 - Present
		Director	1/98 - Present

	Mellon Bank, N. A. +	Chairman	3/98 - Present
		Chief Executive Officer	3/98 - Present
		Director	1/98 - Present

Michael G. Millard	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Director and President		Managers
		Vice President	9/02 - 11/02

	Dreyfus Service Corporation++	Chairman of the Board	4/02 - Present
		Chief Executive Officer	4/02 - Present
		Director	8/00 - Present
		Executive Vice President	8/00 - 5/02

	Dreyfus Service Organization, Inc.	Director	4/02 - Present

	Dreyfus Insurance Agency of	Director	4/02 - Present
Massachusetts Inc. ++

	Founders Asset Management	Member, Board of	5/01 - Present
	LLC****	Managers
	Boston Safe Advisors, Inc. ++	Director	10/01 - Present
	MBSC LLC++	Manager, Board of	3/03 - Present
Managers

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Vice Chairman
and Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present

	Mellon Growth Advisors, LLC*	Board Member	1/02 - 7/03

	TBC General Partner, LLC*	President	7/03 - Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Standish Mellon Asset Management	Board Member	7/01 - 7/03
Vice Chairman	Holdings, LLC
and Director	One Financial Center
(continued)	Boston, MA 02211

	Standish Mellon Asset Management	Board Member	7/01 – Present
Company, LLC
One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates,	Director	4/97 – Present
LLC*

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 - Present

	Mellon Global Investments Japan Ltd.	Non-Resident Director	11/98 - Present
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management	Director	2/97 – Present
Corporation***

	Certus Asset Advisors Corp.**	Director	2/97 - 7/03

	Mellon Bond Associates, LLP+	Executive Committee	1/98 - 7/03
Member
		Chairman	1/98 - 7/03

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Dreyfus Service Corporation++	President	3/00 - Present
Vice Chairman		Director	3/99 - Present
and Director
	MBSC, LLC++	Manager, Board of	4/02 - Present
Managers
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - Present

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization,	Director	3/99 - Present
Inc.++

	Dreyfus Insurance Agency of	Director	5/98 - Present
Massachusetts, Inc.++

	Seven Six Seven Agency, Inc.++	Director	10/98 - Present

	Mellon Residential Funding Corp. +	Director	4/97 - Present

	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

	Dreyfus Financial Services Corp. +	Director	9/96 - 4/02
		Chairman	6/99 - 4/02
		Chief Executive Officer	6/99 - 4/02

	Dreyfus Investment Services Company	Manager	11/01 - 12/02
	LLC+	Chairman	11/01 - 12/02
		Chief Executive Officer	11/01 - 12/02

Richard W. Sabo	Founders Asset Management	President	12/98 - Present
Director	LLC****	Chief Executive Officer	12/98 - Present
Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 – Present
Executive Vice President

Mark N. Jacobs	Dreyfus Investment	Director	4/97 - Present
General Counsel,	Advisors, Inc.++
Executive Vice President, and
Secretary
	The Dreyfus Trust Company+++	Director	3/96 - Present

	The TruePenny Corporation++	President	10/98 - Present
		Director	3/96 - Present

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

William H. Maresca	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Controller		Managers
		Vice President and	9/02 - Present
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	3/99 - Present
		Treasurer	9/98 - Present
		Director	3/97 - Present

	Dreyfus Financial Services Corporation	Director	3/02 – 4/02

	MBSC, LLC++	Chief Financial Officer	4/02 - Present
		Manager, Board of	4/02 - Present
Managers

	Boston Safe Advisors, Inc. ++	Chief Financial Officer	10/01 - Present
and Director

	Dreyfus Service Corporation++	Chief Financial Officer	12/98 - Present
		Director	8/00 - Present

	Dreyfus Consumer Credit	Treasurer	10/98 - Present
Corporation ++

	Dreyfus Investment	Treasurer	10/98 – Present
Advisors, Inc. ++

	Dreyfus-Lincoln, Inc.	Vice President	10/98 – 2/03
	c/o Mellon Corporation	Director	2/02 – 2/03
Two Greenville Center
4001 Kennett Pike
Suite 218
Greenville, DE 19807

	The TruePenny Corporation++	Vice President	10/98 - Present
		Director	2/02 - Present
		Treasurer	5/00 - Present

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	5/98 - Present

	Dreyfus Service	Treasurer	3/99 - Present
Organization, Inc.++

	Dreyfus Insurance Agency of	Treasurer	3/99 - Present
Massachusetts, Inc. ++

Mary Beth Leibig	None
Vice President -
Human Resources

Anthony Mayo	None
Vice President -
Information Systems

Angela E. Price	None
Vice President

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - Present
Vice President – Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 – Present

	MBSC, LLC++	Vice President - Tax	4/02 - Present

	The Dreyfus Consumer Credit	Chairman	6/99 – Present
	Corporation ++	President	6/99 – Present

	Dreyfus Investment Advisors,	Vice President - Tax	10/96 – Present
Inc.++

	Dreyfus Service Organization,	Vice President - - Tax	10/96 - Present
Inc.++
Alex G. Sciulli	AFCO Acceptance Corp.	Vice President	05/94 - Present
Vice President	110 William Street
29th Floor
New York, NY 10038-3901

	AFCO Credit Corp.	Vice President	05/94 - Present
110 William Street
29th Floor
New York, NY 10038-3901

	The Boston Company, Inc.*	Vice President	09/01

	Dreyfus Service Corporation++	Vice President	11/01

	Dreyfus Transfer. Inc.++	Vice President	11/01

	Founders Asset Management LLC****	Authorized Agent	12/01

	Franklin Portfolio Associates LLC*	Vice President	06/01

	Franklin Portfolio Holdings LLC*	Vice President	06/01

	Mellon Bank, N.A.+	Senior Vice President	08/01

	Mellon Consultants, Inc.	Authorized Signer	10/03
One Penn Plaza
New York, NY 10019-4798

	Mellon HR Solutions LLC	Vice President	06/02
2100 N. Central Road
Fort Lee, NJ 07024

	Mellon Human Resources & Investor	Vice President	03/04
Solutions, Inc.+

	Mellon Private Trust Company,	Vice President for	08/01
	National Association*	Facilities

	Mellon Trust of California	Vice President for	08/01
Facilities

	Mellon Trust of New England, National	Vice President	09/03
Association

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	Mellon Trust of New York, LLC	Vice President for	08/01
Vice President		Facilities
(continued)
	Mellon Trust of Washington	Vice President for	08/01
Facilities

	Mellon United National Bank	Vice President	09/01
Mellon Financial Tower
111 Brickell Avenue
Miami, FL 33131

	Standish Mellon Asset Management	Vice President	10/01
LLC
One Financial Center
Boston, MA 02210

	The Dreyfus Corporation++	Vice President	11/01

	Katrena Corporation	Vice President	08/01

	Laurel Capital Advisors, LLP	Vice President	08/01

	MBC Investments Corporation	Vice President	08/01

	MFS Leasing Corp.	Vice President	08/01

	MMIP, LLC	Vice President	08/01

	Mellon Capital Management	Vice President	08/01
Corporation

	Mellon Equity Associates, LLP	Vice President	08/01

	Mellon Financial Markets, LLC	Vice President	08/01

	Mellon Financial Services	Vice President	08/01
Corporation #1

	Mellon Financial Services	Vice President	08/01
Corporation #4

	Mellon Funding Corporation	Vice President	08/01

	Mellon Insurance Agency, Inc.	Vice President	08/01

	Mellon International Investment	Vice President	08/01
Corporation

	Mellon International Leasing Company	Vice President	08/01

	Mellon Leasing Corporation	Vice President	08/01

	Mellon Overseas Investment	Vice President	08/01
Corporation

	Mellon Trust Company of Illinois	Vice President	08/01

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	Mellon VA Partners, LLC	Vice President	08/01
Vice President
(continued)
	Mellon Ventures, Inc.	Vice President	08/01

	Pontus, Inc.	Vice President	08/01

	Texas AP, Inc.	Vice President	08/01

Wendy Strutt	Boston Safe Advisers, Inc.	Chief Operating Officer	3/03 - Present
Vice President

James Bitetto	The TruePenny Corporation++	Secretary	9/98 - Present
Assistant Secretary
	Dreyfus Service Corporation++	Assistant Secretary	8/98 - Present

	Dreyfus Investment	Assistant Secretary	7/98 - Present
Advisors, Inc.++

	Dreyfus Service	Assistant Secretary	7/98 - Present
Organization, Inc.++

	The Dreyfus Consumer Credit	Vice President and	2/02 – Present
	Corporation++	Director

Steven F. Newman	Dreyfus Transfer, Inc. ++	Vice President	2/97 - Present
Assistant Secretary		Director	2/97 - Present
		Secretary	2/97 - Present

	Dreyfus Service	Secretary	7/98 - Present
Organization, Inc.++
*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Item 27. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	CitizensSelect Funds
2.	Dreyfus A Bonds Plus, Inc.
3.	Dreyfus Appreciation Fund, Inc.
4.	Dreyfus Balanced Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Mortgage Securities Fund
7.	Dreyfus BASIC U.S. Government Money Market Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus California Intermediate Municipal Bond Fund
10.	Dreyfus California Tax Exempt Bond Fund, Inc.
11.	Dreyfus California Tax Exempt Money Market Fund
12.	Dreyfus Cash Management
13.	Dreyfus Cash Management Plus, Inc.
14.	Dreyfus Connecticut Intermediate Municipal Bond Fund
15.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
16.	Dreyfus Fixed Income Securities
17.	Dreyfus Florida Intermediate Municipal Bond Fund
18.	Dreyfus Florida Municipal Money Market Fund
19.	Dreyfus Founders Funds, Inc.
20.	The Dreyfus Fund Incorporated
21.	Dreyfus GNMA Fund, Inc.
22.	Dreyfus Government Cash Management Funds
23.	Dreyfus Growth and Income Fund, Inc.
24.	Dreyfus Growth and Value Funds, Inc.
25.	Dreyfus Growth Opportunity Fund, Inc.
26.	Dreyfus Index Funds, Inc.
27.	Dreyfus Institutional Cash Advantage Funds
28.	Dreyfus Institutional Money Market Fund
29.	Dreyfus Institutional Preferred Money Market Funds
30.	Dreyfus Insured Municipal Bond Fund, Inc.
31.	Dreyfus Intermediate Municipal Bond Fund, Inc.
32.	Dreyfus International Funds, Inc.
33.	Dreyfus Investment Grade Funds, Inc.
34.	Dreyfus Investment Portfolios
35.	The Dreyfus/Laurel Funds, Inc.
36.	The Dreyfus/Laurel Funds Trust
37.	The Dreyfus/Laurel Tax-Free Municipal Funds
38.	Dreyfus LifeTime Portfolios, Inc.
39.	Dreyfus Liquid Assets, Inc.
40.	Dreyfus Massachusetts Intermediate Municipal Bond Fund
41.	Dreyfus Massachusetts Tax Exempt Bond Fund
42.	Dreyfus Midcap Index Fund, Inc.
43.	Dreyfus Money Market Instruments, Inc.
44.	Dreyfus Municipal Bond Fund, Inc.
45.	Dreyfus Municipal Cash Management Plus
46.	Dreyfus Municipal Funds, Inc.

P:\Edgar Filings\Pending\639\485bpos\j32-01-26-04.doc/023

47.	Dreyfus Municipal Money Market Fund, Inc.
48.	Dreyfus New Jersey Intermediate Municipal Bond Fund
49.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
50.	Dreyfus New York Municipal Cash Management
51.	Dreyfus New York Tax Exempt Bond Fund, Inc.
52.	Dreyfus New York Tax Exempt Intermediate Bond Fund
53.	Dreyfus New York Tax Exempt Money Market Fund
54.	Dreyfus U.S. Treasury Intermediate Term Fund
55.	Dreyfus U.S. Treasury Long Term Fund
56.	Dreyfus 100% U.S. Treasury Money Market Fund
57.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58.	Dreyfus Pennsylvania Municipal Money Market Fund
59.	Dreyfus Premier California Municipal Bond Fund
60.	Dreyfus Premier Equity Funds, Inc.
61.	Dreyfus Premier Fixed Income Funds
62.	Dreyfus Premier International Funds, Inc.
63.	Dreyfus Premier GNMA Fund
64.	Dreyfus Premier Municipal Bond Fund
65.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66.	Dreyfus Premier New Leaders Fund, Inc.
67.	Dreyfus Premier New York Municipal Bond Fund
68.	Dreyfus Premier Opportunity Funds
69.	Dreyfus Premier State Municipal Bond Fund
70.	Dreyfus Premier Stock Funds
71.	The Dreyfus Premier Third Century Fund, Inc.
72.	Dreyfus Premier Value Equity Funds
73.	Dreyfus Premier Worldwide Growth Fund, Inc.
74.	Dreyfus Short-Intermediate Government Fund
75.	Dreyfus Short-Intermediate Municipal Bond Fund
76.	The Dreyfus Socially Responsible Growth Fund, Inc.
77.	Dreyfus Stock Index Fund, Inc.
78.	Dreyfus Tax Exempt Cash Management
79.	Dreyfus Treasury Cash Management
80.	Dreyfus Treasury Prime Cash Management
81.	Dreyfus Variable Investment Fund
82.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
83.	General California Municipal Bond Fund, Inc.
84.	General California Municipal Money Market Fund
85.	General Government Securities Money Market Funds, Inc.
86.	General Money Market Fund, Inc.
87.	General Municipal Bond Fund, Inc.
88.	General Municipal Money Market Funds, Inc.
89.	General New York Municipal Bond Fund, Inc.
90.	General New York Municipal Money Market Fund
91.	Mellon Funds Trust

(b)

Positions
Name and principal		and Offices with
Business address	Positions and offices with the Distributor	Registrant

Michael G. Millard *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
James Neiland*	Executive Vice President and Director	None
Irene Papadoulis **	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
Noreen Ross *	Executive Vice President	None
Richard Sabo ***	Executive Vice President	None
William H. Maresca *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Stephen R. Byers *	Senior Vice President	Executive Vice
President
Walter Kress *	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Bret Young *	Senior Vice President	None
Jane Knight *	Chief Legal Officer and Secretary	None
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President	Anti-Money
Laundering
Compliance Officer
Tracy Hopkins *	Vice President	None
Donna Impagliazzo *	Vice President	None
Mary Merkle *	Vice President	None
Paul Molloy *	Vice President	None
James Muir *	Vice President	None
Gary Pierce *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	None
Ken Christoffersen ***	Assistant Secretary	None
Ronald Jamison *	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J33-MSW-03-04-04.doc-019/061

5/07/04

Item 28.	Location of Accounts and Records

	1.	The Bank of New York
100 Church Street
New York, New York 10286

	2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

	3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

None

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J33-MSW-03-04-04.doc-019/061

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of May, 2004.

Dreyfus Massachusetts Municipal Money Market Fund

BY:	/s/ Stephen E. Canter*

Stephen E. Canter, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/Stephen E. Canter*	President	5/27/04
(Principal Executive Officer)

Stephen E. Canter

/s/James Windels*	Treasurer	5/27/04
(Principal Financial and

James Windels	Accounting Officer)

/s/David W. Burke*	Board Member	5/27/04

David W. Burke

/s/Samuel Chase*	Board Member	5/27/04

Samuel Chase

/s/Gordon J. Davis*	Board Member	5/27/04

Gordon J. Davis

/s/Joseph S. DiMartino*	Board Member	5/27/04

Joseph S. DiMartino

/s/Joni Evans*	Board Member	5/27/04

Joni Evans
/s/Arnold Hiatt*	Board Member	5/27/04

Arnold Hiatt

P:\Edgar Filings\Pending\639\485bpos\J57-639-05-2004.doc

/s/Burton N. Wallack*	Board Member	5/27/04

Burton N. Wallack
*BY:	/s/ John B. Hammalian

John B. Hammalian,
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibit No.

Item 23

(j)	Consent of Ernst & Young LLP

(p)	Code of Ethics